UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 23, 2005
_________________
MIRANT MID-ATLANTIC, LLC
(Exact name of registrant as specified in its charter)
Delaware
(State or Other Jurisdiction of Incorporation)
N/A
(Commission File Number)
51-2574140
(I.R.S. Employer Identification Number)
1155 Perimeter Center West, Suite 100, Atlanta, Georgia 30338
(Address and zip code of principal executive offices)
(678) 579-5000
(Registrant’s telephone number, including area code)
N/A
(Name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
On September 30, 2005, after notice and hearing, the United States Bankruptcy Court for the Northern District of Texas, Fort Worth Division, issued an order pursuant to section 1125 of the Bankruptcy Code approving the Second Amended Disclosure Statement (the “Disclosure Statement”) relating to the Second Amended Joint Chapter 11 Plan of Reorganization (the “Plan”) of Mirant Corporation (“Mirant”) and Mirant’s affiliated debtors and debtors-in-possession, including Mirant Mid-Atlantic, LLC (“MIRMA”), an indirect wholly owned subsidiary of Mirant (together with Mirant, the “Debtors”). On November 23, 2005, as a result of negotiations among the Debtors, the MIRMA Owner/Lessors and the MIRMA Indenture Trustee, the Debtors have proposed an alternate treatment for the MIRMA Leases that the Debtors believe is more favorable to the MIRMA Owner/Lessors and the holders of the Pass-Through Certificates (as defined in the Disclosure Statement) than the treatment contained in Section 14.6 of the Plan. Capitalized terms used but not defined herein shall have the meanings provided for in the Plan.
Mirant issued a press release, dated November 23, 2005, which is attached as Exhibit 99.1 of this Form 8-K, to provide notice to the holders of the Pass-Through Certificates regarding the treatment of the MIRMA Leases under the Plan. The terms and conditions regarding the treatment of the MIRMA leases under the Plan (the “Proposed Treatment”) are included in the press release attached as Exhibit 99.1 of this Form 8-K and attached as Exhibit A to Exhibit 99.2 of this Form 8-K. A hearing will be held on December 1, 2005, during which the Bankruptcy Court will consider confirmation of the Plan and approval of the Proposed Treatment.
The information in this Form 8-K and the attached Exhibits shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press Release, dated November 23, 2005

99.2	Notice Regarding Treatment of MIRMA Leases in Connection with Second Amended Plan of Reorganization

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIRANT MID-ATLANTIC, LLC
By:	/s/ Dan Streek
Name: Dan Streek
Title: Vice President and Controller (Principal Accounting Officer)

Dated: November 25, 2005

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated November 23, 2005

99.2	Notice Regarding Treatment of MIRMA Leases in Connection with Second Amended Plan of Reorganization